UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2013 (July 25, 2013)

MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

Mead Johnson Nutrition Company (the “Company”) is amending its Form 8-K dated July 25, 2013 which attached the Company’s 2013 second quarter earnings release also dated July 25, 2013 (the “Original Earnings Release”).  The Original Earnings Release mistakenly referred to the “June 30” period as “March 31” in the Company’s Consolidated Statements of Cash Flow table.  The Company reissued its earnings release with the corrected date.  No other changes are being made.  A copy of the revised press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01:  Financial Statements and Exhibits.

(d)       Exhibits

            99.1         Press Release of Mead Johnson Nutrition Company, dated July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: July 25, 2013	By:	/s/ Peter G. Leemputte
Peter G. Leemputte
Executive Vice President and Chief Financial Officer